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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                OCTOBER 19, 2004

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                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

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            DELAWARE                                1-14443                            04-3099750
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 (State or Other Jurisdiction of             (Commission File Number)                (IRS Employer
         Incorporation)                                                             Identification No.)
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                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPALS OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On October 19, 2004, David J. Roux resigned from the Board of Directors of the Company. Additionally, on October 19, 2004, the Board of Directors of the Company elected Michael J. Bingle to fill Mr. Roux's term. Messrs. Roux and Bingle, as well as Glenn Hutchins, who is also a member of the Board of Directors of the Corporation, are managing directors of Silver Lake Partners, L.P. which owns approximately 34% of the Company's outstanding common stock. Mr. Bingle also was appointed to Mr. Roux's position on the Company's
Compensation Committee. Mr. Roux cited time commitments from other Silver Lake Partners' investments as his reason for deciding to leave the Board of Directors of the Company at this time.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1     Press Release dated October 25, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              GARTNER, INC.

                                            By: /s/ Christopher Lafond
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                                            Christopher Lafond
                                            Executive Vice President,
                                            Chief Financial Officer

Date:  October 25, 2004


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                                  EXHIBIT INDEX

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EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated as of October 25, 2004.
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